UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 11, 2021

Date of Report (Date of Earliest Event Reported)

IntelGenx Technologies Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31187	870638336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6420 Abrams, Ville St- Laurent, Quebec, Canada	H4S 1Y2
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (514) 331-7440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IGXT IGX	OTCQB TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

IntelGenx Technologies Corp. (the "Company" or "IntelGenx") held its Annual Meeting of Shareholders on May 11, 2021 (the "Annual Meeting"), in a virtual-only format, for those who were shareholders of the Company at the close of business on March 19, 2021 (the "Record Date"), pursuant to notice and proxy materials duly communicated to them.  As of the Record Date, there were 111,909,532 shares outstanding of the Company's common stock at $0.00001 par value (the "IntelGenx Common Stock").  At the 2021 Annual Meeting, shareholders as of the Record Date holding 73,494,925 shares (65.674%) of the IntelGenx Common Stock were present at the virtual meeting or per proxy.  Each such shareholder was entitled to one vote for each share of the IntelGenx Common Stock held on the Record Day.

At the 2021 Annual Meeting, the following matters were submitted to votes of the Company's shareholders:

(i) the election of six directors,

(ii) the ratification of Richter LLP as the Company's independent auditors for the fiscal year ending December 31, 2021,

(iii) the advisory vote on executive compensation,

(iv) the approval and authorization of a strategic investment by ATAI Life Sciences AG, including the creation of a new "Control Person" (as defined in the policies of the TSX Venture Exchange), and

(v) the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of IntelGenx Common Stock that the Company is authorized to issue from 200,000,000 to 450,000,000.

(i) The following votes were received at the 2021 Annual Meeting from the shareholders for the election of six directors to serve until the 2022 Annual Meeting of Shareholders or until their respective successors are elected or appointed:

Name of Nominee	For	Withhold	Broker Non-Votes
Horst G. Zerbe, Ph.D.	51,636,899	3,171,154	18,686,872
J. Bernard Boudreau	53,334,095	1,473,958	18,686,872
Bernd J. Melchers	53,639,310	1,168,743	18,686,872
John Marinucci	53,501,475	1,306,578	18,686,872
Clemens Mayr	53,419,137	1,388,916	18,686,872
Mark Nawacki	53,697,014	1,111,039	18,686,872

(ii) The following votes were received at the 2021 Annual Meeting from the shareholders to ratify the appointment of Richter LLP as the Company's registered independent auditors for the fiscal year ending December 31, 2021, and such appointment was approved:

For	Against	Abstain	Broker Non-Votes
72,227,805	147,712	1,119,408	0

(iii) The following votes were received at the 2021 Annual Meeting from the shareholders to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the proxy statement ("say on pay"), and such compensation was approved:

For	Against	Abstain	Broker Non-Votes
44,413,390	6,950,992	3,443,671	18,686,872

(iv) The following votes were received at the 2021 Annual Meeting from the shareholders to approve and authorize a strategic investment by ATAI Life Sciences AG, including the creation of a new "Control Person" (as defined in the policies of the TSX Venture Exchange) and such investment was approved:

For	Against	Abstain	Broker Non-Votes
52,944,222	1,339,604	524,227	18,686,872

(v) The following votes were received at the 2021 Annual Meeting from the shareholders to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of IntelGenx Common Stock that the Company is authorized to issue from 200,000,000 to 450,000,000 and such amendment was approved:

For	Against	Abstain	Broker Non-Votes
65,854,109	7,270,105	370,709	2

No other matters were submitted to or voted on by the shareholders.

Further information concerning the matters voted upon at the Annual Meeting, as well as the required approval threshold and the effect of broker non-votes, withheld votes and absentations on each vote, is contained in the Company's proxy statement, dated April 5, 2021, with respect to the 2021 Annual Meeting.

INTELGENX TECHNOLOGIES CORP.

Date: May 12, 2021

By: /s/ Ingrid Zerbe Ingrid Zerbe Corporate Secretary